UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

CORNER GROWTH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39814	98-1563902
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

251 Lytton Avenue, Suite 200
Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 543-8180

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	COOLU	The Nasdaq Stock Market LLC

Class A Ordinary Shares included as part of the units	COOL	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	COOLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 29, 2024, Corner Growth Acquisition Corp. (the “Company”) held an Extraordinary General Meeting (the “Extraordinary General Meeting”), and in connection therewith the Company will fill with the Registrar of Companies of the Cayman Islands (“Registrar”) an amendment (the “Amendment”) to its Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date that the Company has to consummate a business combination from March 20, 2024 to June 30, 2024 (the “Extended Date”) or such earlier date as shall be determined by the Company’s board of directors (the “Board”).

The foregoing description of the Amendment is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting, holders of 10,132,437 of the Company’s ordinary shares, which represents approximately 97.2% of the ordinary shares issued and outstanding and entitled to vote as of the record date of February 14, 2024, were represented in person or by proxy.

At the Extraordinary General Meeting, the shareholders approved a special resolution to amend the Company’s Articles to extend the date that the Company has to consummate a business combination from March 20, 2024 to the Extended Date or such earlier date as shall be determined by the Board (the “Extension Proposal.

Approval of Proposal 1—Extension Proposal

Votes For	Votes Against	Abstentions
10,075,855	56,582	0

In connection with the vote to approve the Extension Proposal, the holders of 83,349 Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.89 per share, for an aggregate redemption amount of approximately $907,670. After the satisfaction of such redemptions, the balance in the Company’s trust account will be approximately $3,665,947.

Under Cayman Islands law, the amendment to the Articles took effect upon approval of each proposal. Accordingly, the Company now has until June 30, 2024 to consummate its initial business combination.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
3.1	Amendment, dated February 29, 2024, to Amended and Restated Memorandum and Articles of Association of Corner Growth Acquisition Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 29, 2024

CORNER GROWTH ACQUISITION CORP.

By:	/s/ Jerome Letter
Name:	Jerome Letter
Title:	Chief Financial Officer